                                                                   Exhibit 10.19


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 3, 2001 among WESCO DISTRIBUTION, INC., a Delaware corporation and WESCO DISTRIBUTION-CANADA, INC., an Ontario corporation (collectively, the "Borrowers"), WESCO INTERNATIONAL INC., a Delaware corporation (the "Parent") and certain Subsidiaries of the Parent, as Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as U.S. Administrative Agent for the Lenders (the "Administrative Agent") and BANK OF AMERICA CANADA, as Canadian Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                 R E C I T A L S

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents entered into that certain Credit Agreement, dated as of June 29, 1999 (as amended by that certain First Amendment to Credit Agreement dated as of October 29, 1999, that certain Second Amendment to Credit Agreement dated as of May 3, 2000, that certain Third Amendment to Credit Agreement, dated as of December 20, 2000, and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have requested that the Required Lenders agree to certain changes to the Credit Agreement; and

         WHEREAS, the Required Lenders are willing to agree to such changes to the Credit Agreement subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                A G R E E M E N T

         1.       Existing Definitions.

                  (a) The definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "Applicable Percentage" means the higher margin and/or fee as calculated pursuant to the appropriate applicable percentages corresponding to either the Leverage

Ratio or the Adjusted Leverage Ratio in effect as of the most recent Calculation Date as shown below:

----------- ---------------- -------------- --------------- -------------- ----------------- -----------------
                                                             Applicable
                                                             Percentage
                              Applicable      Applicable      for U.S.
                              Percentage      Percentage       Standby
                                  for       for Base Rate     Letter of       Applicable
                              Eurodollar      Loans and      Credit Fees    Percentage for
                              Loans and       Canadian      and Canadian      U.S. Trade        Applicable
Pricing                         Bankers'     Prime Rate       Letter of       Letters of      Percentage for
  Level     Leverage Ratio    Acceptances       Loans        Credit Fees        Credit       Commitment Fees
----------- ---------------- -------------- --------------- -------------- ----------------- -----------------
    I        <= 2.0 to 1.0       1.00%             0%            1.0%             .50%             .30%

   II        <= 2.5 to 1.0       1.25%           .25%           1.25%           .6125%             .35%
                  but
             > 2.0 to 1.0

  III       <= 3.25 to 1.0       1.50%           .50%           1.50%             .75%             .40%
                  but
             > 2.5 to 1.0

   IV        <= 4.0 to 1.0       1.75%           .75%           1.75%            .875%             .45%
                  but
             > 3.25 to 1.0

    V        > 4.0 to 1.0        2.00%          1.00%           2.00%            1.00%             .50%
----------- ---------------- -------------- --------------- -------------- ----------------- -----------------


----------- ---------------- -------------- --------------- -------------- ----------------- -----------------
                                                             Applicable
                                                             Percentage
                              Applicable      Applicable      for U.S.
                              Percentage      Percentage       Standby
                                  for       for Base Rate     Letter of       Applicable
                              Eurodollar      Loans and      Credit Fees    Percentage for
                              Loans and       Canadian      and Canadian      U.S. Trade        Applicable
Pricing        Adjusted         Bankers'     Prime Rate       Letter of       Letters of      Percentage for
  Level     Leverage Ratio    Acceptances       Loans        Credit Fees        Credit       Commitment Fees
----------- ---------------- -------------- --------------- -------------- ----------------- -----------------
    I        < 4.0 to 1.0        1.50%           .50%           1.50%            .75%             .35%

             < 4.5 to 1.0
   II             but            1.75%           .75%           1.75%           .875%             .40%
             => 4.0 to 1.0

             <5.0 to 1 but
  III        => 4.5 to 1.0       2.00%          1.00%           2.00%           1.00%             .50%

   IV       <5.50 to 1 but       2.25%          1.25%           2.25%          1.125%             .50%
             => 5.0 to 1.0

    V       => 5.50 to 1.0       2.50%          1.50%           2.50%           1.25%             .50%
----------- ---------------- -------------- --------------- -------------- ---------------- ------------------

           The Applicable Percentage for Loans, Bankers' Acceptances, the Letter of Credit Fees and the Commitment Fees shall, in each case, be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the U.S. Borrower is required to provide the officer's certificate in accordance with the provisions of Section 8.1(c); provided that the Applicable Percentage for Loans, Bankers' Acceptances, the Letter of Credit Fees and the Commitment Fees from August 3, 2001 until the Calculation Date following the fiscal quarter ending September 30, 2001 shall be determined by the higher margin and/or fee as determined by either the Leverage Ratio or

         Adjusted Leverage Ratio as calculated as of August 3, 2001 (such calculations to be described on an officer's certificate delivered by the U.S. Borrower on or about such date) and, thereafter, the Pricing Level shall be determined by the higher margin and/or fee as determined by either the Leverage Ratio or Adjusted Leverage Ratio calculated as of the most recent Calculation Date; and provided further that if the U.S. Borrower fails to provide the officer's certificate required by
         Section 8.1(c) on or before the most recent Calculation Date, the Applicable Percentage for Loans, Bankers' Acceptances, the Letter of Credit Fees and the Commitment Fees from such Calculation Date shall be based on Pricing Level V for the Adjusted Leverage Ratio until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio or Adjusted Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Loans, Bankers' Acceptances and Letters of Credit as well as any new Loans made or Bankers' Acceptances or Letters of Credit issued.

                  The U.S. Borrower shall promptly deliver to the U.S. Administrative Agent, at the address set forth on Schedule 12.1, at the time the officer's certificate is required to be delivered by Section 8.1(c), information regarding any change in the Leverage Ratio or Adjusted Leverage Ratio that would change the existing Pricing Level pursuant to the preceding paragraph. The U.S. Administrative Agent shall promptly advise the Canadian Administrative Agent of any such change in the Pricing Level.

                  (b) The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "Permitted Acquisition" means an Acquisition by a Credit Party or any Subsidiary of a Credit Party for consideration no greater than the fair market value of the Capital Stock or property acquired; provided that (a) the property acquired (or the property of the Person acquired) in such Acquisition constitutes Eligible Assets (or goodwill associated therewith), (b) the U.S. Administrative Agent shall have received all items in respect of the Capital Stock or property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 8.10 and/or Section 8.13, (c) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (d) the U.S. Borrower shall have delivered to the U.S. Administrative Agent, prior to the closing of such Acquisition, a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition, (i) the Credit Parties are in compliance with all of the covenants set forth in
         Section 8.2 and (ii) the Adjusted Leverage Ratio is less than 5.25 to 1.0, (e) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (f) the Borrower shall have previously incurred at least $100,000,000 of subordinated Indebtedness in accordance with the terms of Section 9.1(h), (g) the consideration paid in the form of cash and/or assumed debt for any individual Acquisition shall not exceed $25,000,000 and (h) the total consideration paid in the form of cash and/or assumed debt for all such Acquisitions from August 3, 2001 until the Maturity Date shall not exceed $50,000,000.

                  (c) The definition of "U.S. Revolving Committed Amount" in
         Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "U.S. Revolving Committed Amount" means TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000); provided that (a) the U.S. Revolving Committed Amount may be reduced in accordance with Section 2.1(d) (either voluntarily or as required by Sections 9.1(h) or 9.1(o)) and
         (b) the U.S. Revolving Committed Amount shall be automatically reduced by the following amounts on the following dates:

                                                 Amount of Reduction of U.S.
                         Date                    Revolving Committed Amount
                         ----                    --------------------------

                    January 1, 2002                      $5,000,000
                     April 1, 2002                       $5,000,000
                     July 1, 2002                        $5,000,000
                    October 1, 2002                      $12,500,000
                    January 1, 2003                      $12,500,000
                     April 1, 2003                       $12,500,000
                     July 1, 2003                        $12,500,000
                    October 1, 2003                      $12,500,000
                    January 1, 2004                      $12,500,000
                     April 1, 2004                       $10,000,000


         2.       New Definitions.

                  (a) A new definition of "Contemplated 2001 Subordinated Debt" is added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

                  "Contemplated 2001 Subordinated Debt" means that certain contemplated Indebtedness to be evidenced by the Senior Subordinated Notes of the U.S. Borrower due 2008 with a coupon expected to be approximately 10 1/8%, which are expected to be issued in August or September 2001 and which will thereafter be subject to an exchange offer for Senior Subordinated Notes with a coupon expected to be approximately 10 1/8% that will be registered under the Securities Act and which thereafter may be subject to a subsequent exchange offer for 9 1/8% Senior Subordinated Notes and an equalizing cash payment , each of which exchange offers will be voluntary in that the holders thereof will not be required to accept the offer.

         3. Increases in U.S. Revolving Committed Amount. Section 2.1(e) is deleted in its entirety.

         4.       Financial Covenants.

         (a) Section 8.2(a) of the Credit Agreement is amended in its entirety to read as follows:

                  (a) Adjusted Leverage Ratio. The Adjusted Leverage Ratio, as of the last day of each fiscal quarter of the Credit Parties, for the twelve month period ending on such date, shall be less than or equal to the ratio shown below for the period corresponding thereto:

                              Period                              Ratio
                              ------                              -----

                         From July 1, 2001                     6.75 to 1.0
                    through September 30, 2001

                       From October 1, 2001                    6.50 to 1.0
                     through December 31, 2001

                       From January 1, 2002                    6.00 to 1.0
                       through June 30, 2002

                         From July 1, 2002                     5.75 to 1.0
                     through December 31, 2002

                       From January 1, 2003                    5.25 to 1.0
                       through June 30, 2003

                         From July 1, 2003                     5.00 to 1.0
                     through December 31, 2003

                       From January 1, 2004                    4.75 to 1.0
                          and thereafter


         (b) Section 8.2(b) of the Credit Agreement is amended in its entirety to read as follows:

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Credit Parties, for the twelve month period ending on such date, shall be greater than or equal to the ratio shown below for the period corresponding thereto:

                                 Period                              Ratio
                                 ------                              -----

                            From July 1, 2001                     1.85 to 1.0
                       through September 30, 2001

                          From October 1, 2001                    2.00 to 1.0
                          through June 30, 2002

                            From July 1, 2002                     2.15 to 1.0
                          through June 30, 2003

                            From July 1, 2003                     2.25 to 1.0
                             and thereafter


         (c) Section 8.2(c) of the Credit Agreement is amended in its entirety to read as follows:

                  (c) Working Capital Ratio. The ratio of (i) Working Capital to
         (ii) Adjusted Total Senior Debt (the "Working Capital Ratio") shall, at all times, be greater than or equal to the ratio shown below for the period corresponding thereto:

                                 Period                              Ratio
                                 ------                              -----

                          From August 3, 2001                     1.75 to 1.0
                       through September 30, 2002

                          From October 1, 2002                    2.00 to 1.0
                             and thereafter


         provided that, if the Borrower incurs $100,000,000 or more of subordinated Indebtedness in accordance with Section 9.1(h), the Working Capital Ratio shall thereafter, at all times, be greater than or equal to 2.00 to 1.0.

         5. Indebtedness. Section 9.1(h) of the Credit Agreement is amended in its entirety to read as follows:

                  (h) other subordinated Indebtedness; provided that (i) the aggregate amount of such other subordinated Indebtedness consisting of the Contemplated 2001 Subordinated Debt does not exceed $175,000,000 and the aggregate amount of all such other subordinated Indebtedness (including the Contemplated 2001 Subordinated Debt) does not exceed $200,000,000, in each case at any one time outstanding (in addition to the Indebtedness referred to in subsection (g) above); (ii) such Indebtedness is unsecured; (iii) the loan documentation with respect to such Indebtedness shall not contain covenants or default provisions relating to any Credit Party or any of its Subsidiaries that are more restrictive than the covenants and default provisions contained in the Credit Documents; (iv) the scheduled maturity of all principal with respect to such Indebtedness is subsequent to the Maturity Date, (v) the other terms of, and the documentation evidencing, such Indebtedness are reasonably acceptable to the U.S. Administrative Agent and (vi) simultaneously with the incurrence of such subordinated Indebtedness, the Borrower provides notice under Section 2.1(d) that it is permanently reducing the U.S. Revolving Committed Amount by (x) in the case of the Contemplated 2001 Subordinated Indebtedness, (1) 25% of the dollar amount of the net proceeds up to $150,000,000 received by the Credit Parties in connection with such subordinated Indebtedness and (2) 100% of the dollar amount of the net proceeds in excess of $150,000,000 received by the Credit Parties in connection with such subordinated Indebtedness, and (y) in the case of any other subordinated Indebtedness permitted pursuant to this Section 9.1(h), 100% of the dollar amount of the net proceeds received by the Credit Parties in connection with such subordinated Indebtedness.

         6. Restricted Payments. Section 9.8 of the Credit Agreement is amended in its entirety to read as follows:

         9.8      RESTRICTED PAYMENTS.

         No Credit Party will, nor will it permit its Subsidiaries to, directly or indirectly, (a) declare or pay any dividends or make any other distribution upon any shares of its Capital Stock of any class (other than dividends payable solely in the same class of Capital Stock) or (b) purchase, redeem or otherwise acquire or retire to make any provisions for redemption, acquisition or retirement of any shares of its Capital Stock of any class or any warrants or options to purchase any such shares; provided that (i) any Subsidiary of a Borrower may pay dividends to its parent, (ii) a Borrower may pay dividends to the Parent to allow for the payment of (A) taxes, (B) dividends permitted pursuant to the following clause (iii) and (C) customary fees and expenses of the Parent in the ordinary course, and (iii) as long as (A) no Default or Event of Default has occurred and is continuing (or would be caused thereby) and (B) the Adjusted Leverage Ratio as of the end of the Parent's most recently ended fiscal quarter was less than 5.25 to 1.0 as demonstrated in the officer's certificate previously delivered by the U.S. Borrower in connection with such fiscal quarter pursuant to Section 8.1(c) (or, if such certificate is not yet delivered and not yet required under Section 8.1(c), as demonstrated in an officer's certificate delivered by the U.S. Borrower to the U.S. Administrative Agent prior to the payment of any such dividend containing calculations of the Adjusted Leverage Ratio substantially similar to those required pursuant to
Exhibit 8.1(c)), the Parent may pay dividends in an amount not to exceed, in the aggregate, 25% of cumulative Net Income earned after June 30, 1999.

         7. Limitations on Consensual Encumbrances. Clause (iii) of the proviso in Section 9.11 of the Credit Agreement is amended in its entirety to read as follows:

(iii) the Subordinated Debt Indenture as in effect on the Closing Date and any similar provision in the documentation evidencing Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to
Section 9.1(h)

         8.       No Other Negative Pledges. The last parenthetical of Section
9.12 of the Credit Agreement is amended in its entirety to read as follows:

(it being understood and agreed by the parties hereto that the Subordinated Debt Indenture to which the U.S. Borrower is a party contains such restrictions with respect to additional subordinated debt and that the Permitted Subordinated Refinancing Debt and/or any other subordinated Indebtedness permitted pursuant to Section 9.1(h) may contain similar restrictions)

         9.       Changes to Subordinated Indebtedness. The last sentence of
Section 9.13 of the Credit Agreement is amended in its entirety to read as follows:

Notwithstanding the above, no Credit Party will (i) amend, modify or waive any of the terms and conditions of the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to
Section 9.1(h) without the prior written consent of the Required Lenders, other than amendments or waivers to the indentures or other documents related to the Subordinated Debt or the Contemplated 2001 Subordinated Debt relating to the exchange offers referenced in the definition of Contemplated 2001 Subordinated Debt and reasonably necessary in connection therewith, (ii) make an offer to make any voluntary or optional principal payments with respect to the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to Section 9.1(h), other than the exchange offers referenced in the definition of Contemplated 2001 Subordinated Debt, (iii) redeem or offer to redeem any of the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to Section 9.1(h) or (iv) deposit any funds intended to discharge or defease any or all of the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to Section 9.1(h).

         10. Events of Default. Section 10.1(l) of the Credit Agreement is amended in its entirety to read as follows:

         (l) Subordinated Debt. The holders of the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to Section 9.1(h) assert (or any Governmental Authority determines) that (i) the Loans do not constitute Senior Indebtedness (as defined in the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to Section 9.1(h)) or (ii) the obligations of the U.S. Borrower with respect to the Subordinated Debt, any Permitted Subordinated Refinancing Debt or any other subordinated Indebtedness permitted pursuant to Section 9.1(h) are not fully subordinate to the repayment of the Loans and all other amounts owing under the Credit Documents.

         11. Exhibits. Exhibits 8.1(c) and 12.3(b) to the Credit Agreement are replaced in their entirety with the exhibits attached hereto.

         12. Conditions Precedent. This Amendment shall not be effective until the following conditions have been satisfied or waived by the Lenders:

                  (a) Receipt by the Agents of copies of this Amendment duly executed by the Borrowers, the Guarantors and the Required Lenders.

                  (b) Receipt by the Agents of a certificate of the corporate secretary of the Borrower certifying as to resolutions of the Board of Directors of the U.S. Borrower approving and adopting this Amendment and the transactions contemplated herein and authorizing the execution, delivery and performance hereof.

                  (c) Receipt by the Agents of an opinion or opinions from counsel to the U.S. Borrower relating to this Amendment and the transactions contemplated herein, in form and substance satisfactory to the Agents, addressed to the Agents on behalf of the Lenders and dated as of the date hereof.

                  (d) The payment by the U.S. Borrower of (i) an amendment fee in an amount equal to 0.15% of the aggregate amount of the Commitments (as reduced pursuant to this Amendment) of those Lenders who execute and deliver this Amendment on or before the date hereof, to be shared pro rata among such Lenders in accordance with their respective Total Facility Commitment Percentages, (ii) all fees owing to the Agents in accordance with that certain Fee Letter between the U.S. Borrower and the Agents of even date herewith, and (iii) the reasonable out-of-pocket expenses of the Agents in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein, including, without limitation, reasonable legal fees and expenses.

         13. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties hereby reaffirm the Liens granted in favor of the Lenders pursuant to the Collateral Documents.

         14. Authority/Enforceability. Each of the Credit Parties, the Agents and the Lenders party hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         15. No Default. Each Credit Party represents and warrants to the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 7 of the Credit Agreement are true and correct as of the date hereof, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Required Lenders entering into this Amendment.

         16. No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Credit Parties will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to any Credit Party, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Credit Party is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Credit Party's properties.

         17. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         18. General Release. In consideration of the Required Lenders entering into this Amendment, the Credit Parties hereby release the Agents, the Lenders and the Agents' and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement or any of the other Credit Documents on or prior to the date hereof.

         19. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                  [remainder of page intentionally left blank]

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

U.S. BORROWER:             WESCO DISTRIBUTION, INC.,
-------------              a Delaware corporation

                           By: /s/ STEPHEN A. VAN OSS
                              ------------------------------------------------
                           Name:   Stephen A. Van Oss
                                ----------------------------------------------
                           Title:  Vice President and Chief Financial Officer
                                 ---------------------------------------------

CANADIAN BORROWER:         WESCO DISTRIBUTION-CANADA, INC.,
-----------------          an Ontario corporation

                           By: /s/ STEPHEN A. VAN OSS
                              ------------------------------------------------
                           Name:   Stephen A. Van Oss
                                ----------------------------------------------
                           Title:  Vice President and Chief Financial Officer
                                 ---------------------------------------------

GUARANTORS:                WESCO INTERNATIONAL, INC.,
----------                 a Delaware corporation

                           By: /s/ STEPHEN A. VAN OSS
                              ------------------------------------------------
                           Name:   Stephen A. Van Oss
                                ----------------------------------------------
                           Title:  Vice President and Chief Financial Officer
                                 ---------------------------------------------

                           CDW REALCO, INC.,
                           a Delaware corporation

                           By: /s/ DANIEL A. BRAILER
                              ------------------------------------------------
                           Name:   Daniel A. Brailer
                                ----------------------------------------------
                           Title:  Corporate Secretary
                                 ---------------------------------------------

                           WESCO EQUITY CORPORATION,
                           a Delaware corporation

                           By: /s/ STEPHEN A. VAN OSS
                              ------------------------------------------------
                           Name:   Stephen A. Van Oss
                                ----------------------------------------------
                           Title:  President
                                 ---------------------------------------------

                           WESCO FINANCE CORP.,
                           a Delaware corporation

                           By: /s/ DANIEL A. BRAILER
                              ------------------------------------------------
                           Name:   Daniel A. Brailer
                                ----------------------------------------------
                           Title:  Vice President and Treasurer
                                 ---------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           WESCO NIGERIA, INC. F/K/A
                           WESCO - AZERBAIJAN, INC.,
                           a Delaware corporation

                           By: /s/ DANIEL A. BRAILER
                              ------------------------------------------------
                           Name:   Daniel A. Brailer
                                ----------------------------------------------
                           Title:  Corporate Secretary
                                 ---------------------------------------------

                           HERNING ENTERPRISES, INC.,
                           a Delaware corporation

                           By: /s/ STEPHEN A. VAN OSS
                              ------------------------------------------------
                           Name:   Stephen A. Van Oss
                                ----------------------------------------------
                           Title:  Corporate Secretary
                                 ---------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


ACKNOWLEDGED BY:           BANK OF AMERICA, N.A., formerly Bank of
---------------            America National Trust and Savings Association,
                           in its capacity as the U.S. Administrative Agent

                           By:  /s/ PAULA Z. KRAMP
                              --------------------------------------------------
                           Name:    Paula Z. Kramp
                                ------------------------------------------------
                           Title:   Managing Director
                                 -----------------------------------------------

                           BANK OF AMERICA CANADA, in its capacity
                           as Canadian Administrative Agent

                           By:  /s/ NELSON LAN
                              --------------------------------------------------
                           Name:    Nelson Lan
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


LENDERS:                   BANK OF AMERICA, N.A., formerly Bank of
-------                    America National Trust and Savings Association,
                           individually in its capacity as a U.S. Lender, the U.S. Issuing Lender and the U.S. Swingline Lender

                           By:  /s/ PAULA Z. KRAMP
                              --------------------------------------------------
                           Name:    Paula Z. Kramp
                                ------------------------------------------------
                           Title:   Managing Director
                                 -----------------------------------------------

                           BANK OF AMERICA CANADA,
                           in its capacity as a Canadian Lender, the Canadian Administrative Agent, the Canadian Issuing Lender and the Canadian Swingline Lender

                           By:  /s/ DONALD R. CHUNG
                              --------------------------------------------------
                           Name:    Donald R. Chung
                                ------------------------------------------------
                           Title:   Vice President, Corporate Investment Banking
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           ABN AMRO BANK N.V.

                           By:  /s/ NANCY W. LANZONI
                              --------------------------------------------------
                           Name:    Nancy W. Lanzoni
                                ------------------------------------------------
                           Title:   Group Vice President
                                 -----------------------------------------------



                           By:  /s/ JULIETTE MOUND
                              --------------------------------------------------
                           Name:    Juliette Mound
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           FLEET NATIONAL BANK

                           By:  /s/ PETER J. CAHILL
                              --------------------------------------------------
                           Name:    Peter J. Cahill
                                ------------------------------------------------
                           Title:   Managing Director
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement




                           BANK OF HAWAII

                           By:  /s/ DONNA R. PARKER
                              --------------------------------------------------
                           Name:    Donna R. Parker
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           THE BANK OF NEW YORK

                           By:  /s/ WALTER C. PARELLI
                              --------------------------------------------------
                           Name:    Walter C. Parelli
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           THE BANK OF NOVA SCOTIA

                           By:  /s/ F.C.H. ASHBY
                              --------------------------------------------------
                           Name:    F.C.H. Ashby
                                ------------------------------------------------
                           Title:   Senior Manager Loan Operations
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           BANK ONE, MICHIGAN

                           By:  /s/ PATRICK F. DUNPHY
                              --------------------------------------------------
                           Name:    Patrick F. Dunphy
                                ------------------------------------------------
                           Title:   Director, Capital Markets
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           THE CHASE MANHATTAN BANK

                           By:  /s/ WILLIAM J. CAGGIANO
                              --------------------------------------------------
                           Name:    William J. Caggiano
                                ------------------------------------------------
                           Title:   Managing Director
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           THE CHASE MANHATTAN BANK, TORONTO BRANCH

                           By:  /s/ CHRISTINE CHAN
                              --------------------------------------------------
                           Name:    Christine Chan
                                ------------------------------------------------
                           Title:   Authorized Representative
                                 -----------------------------------------------



                           By:  /s/ RALPH KERN
                              --------------------------------------------------
                           Name:    Ralph Kern
                                ------------------------------------------------
                           Title:   Authorized Representative
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           COMERICA BANK

                           By:  /s/ ROBERT P. WILSON
                              --------------------------------------------------
                           Name:    Robert P. Wilson
                                ------------------------------------------------
                           Title:   Assistant Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           THE FUJI BANK, LIMITED

                           By:  /s/ JOHN D. DOYLE
                              --------------------------------------------------
                           Name:    John D. Doyle
                                ------------------------------------------------
                           Title:   Vice President and Manager
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           SYNDICATED LOAN FUNDING TRUST
                           BY:  LEHMAN COMMERCIAL PAPER INC. NOT IN
                           ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                           ASSET MANAGER


                           By:  /s/ G. ANDREW KEITH
                              --------------------------------------------------
                           Name:    G. Andrew Keith
                           Title:   Authorized Signatory

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement



                           MELLON BANK, N.A.

                           By:  /s/ MARK LATTERNER
                              --------------------------------------------------
                           Name:    Mark Latterner
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           MERITA BANK PLC

                           By:  /s/ MICHAEL J. MAHER
                              --------------------------------------------------
                           Name:    Michael J. Maher
                                ------------------------------------------------
                           Title:   Senior Vice President
                                 -----------------------------------------------



                           By:  /s/ GARRY WEISS
                              --------------------------------------------------
                           Name:    Garry Weiss
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           NATIONAL BANK OF CANADA

                           By:  /s/ DONALD P. HADDAD
                              --------------------------------------------------
                           Name:    Donald P. Haddad
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------



                           By:  /s/ G.B. KNELL
                              --------------------------------------------------
                           Name:    G.B. Knell
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           PNC BANK, NATIONAL ASSOCIATION

                           By:  /s/ BRUCE G. SHEARER
                              --------------------------------------------------
                           Name:    Bruce G. Shearer
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           THE TORONTO-DOMINION BANK

                           By:  /s/ JILL HALL
                              --------------------------------------------------
                           Name:    Jill Hall
                                ------------------------------------------------
                           Title:   Manager - Credit Administration
                                 -----------------------------------------------

                                             Signature pages to Fourth Amendment
                                                       to WESCO Credit Agreement


                           TORONTO DOMINION (TEXAS), INC.

                           By:  /s/ JILL HALL
                              --------------------------------------------------
                           Name:    Jill Hall
                                ------------------------------------------------
                           Title:   Vice President
                                 -----------------------------------------------

                                                                  Exhibit 8.1(c)
                                                             to Credit Agreement


                                     FORM OF
                              OFFICER'S CERTIFICATE


TO:               BANK OF AMERICA, N.A., as U.S. Administrative Agent
                  Agency Management #10831
                  1455 Market Street, 12th Floor
                  San Francisco, CA  94103
                  Attention:  Gary Flieger

                  BANK OF AMERICA CANADA, as Canadian Administrative Agent 5681 Simcoe Plaza, 27th Floor
                  200 Front Street W
                  Toronto, Ontario
                  Canada M5V3L2
                  Attn:  Medina Sales de Andrade

RE: Credit Agreement dated as of June 29, 1999 among WESCO Distribution, Inc., a Delaware corporation (the "U.S. Borrower"), WESCO Distribution-Canada, Inc., an Ontario corporation (the "Canadian Borrower"), WESCO International, Inc., a Delaware corporation (the "Parent") and certain Subsidiaries of the Parent, as Guarantors, the Lenders (as defined therein), Bank of America, N.A. (formerly Bank of America National Trust and Savings Association), as U.S. Administrative Agent and U.S. Swingline Lender, Bank of America Canada, as Canadian Administrative Agent and Canadian Swingline Lender, and the Issuing Lenders (as defined therein) (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement")

DATE :            _____________, ____

_______________________________________________________________________________


         Pursuant to the terms of the Credit Agreement, I, ___________________, Chief Financial Officer of WESCO DISTRIBUTION, INC., hereby certify on behalf of the Credit Parties that, as of the quarter/year ending ____________, _______, the statements below are accurate and complete in all material respects (all capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement):

                  a. Attached hereto as Schedule 1 are calculations (calculated as of the date of the financial statements referred to in paragraph c. below) (i) demonstrating compliance by the Credit Parties with the financial covenants contained in Section 8.2 of the Credit Agreement and the restriction on dividends contained in Section 9.8 of the Credit Agreement and (ii) as are necessary to determine the Applicable Percentage.

                  b. No Default or Event of Default exists under the Credit Agreement, except as indicated on a separate page attached hereto, together with an explanation of the action taken or proposed to be taken by the Borrowers with respect thereto.

                  c. The quarterly/annual financial statements for the fiscal quarter/year ended __________ which accompany this certificate fairly present in all material respects the financial condition of the Parent and its Subsidiaries and have been prepared in accordance with GAAP (and, in the case of any quarterly financial statements, subject to changes resulting from audit and normal year-end audit adjustments).


                           WESCO DISTRIBUTION, INC.
                           a Delaware corporation

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                       SCHEDULE 1 TO OFFICER'S CERTIFICATE

I.   A.    Compliance with Section 8.2(a):
           Adjusted Leverage Ratio

           1.  Adjusted Total Debt                           $___________

           2.  EBITDA (see Exhibit A attached hereto)        $___________

           3.  Adjusted Leverage Ratio (Line 1 / Line 2)     _____:______

           Maximum Allowed: Line A.3 shall be less than or equal to:

                          Period                              Ratio
                          ------                              -----

                     From July 1, 2001                     6.75 to 1.0
                through September 30, 2001

                   From October 1, 2001                    6.50 to 1.0
                 through December 31, 2001

                   From January 1, 2002                    6.00 to 1.0
                   through June 30, 2002

                     From July 1, 2002                     5.75 to 1.0
                 through December 31, 2002

                   From January 1, 2003                    5.25 to 1.0
                   through June 30, 2003

                     From July 1, 2003                     5.00 to 1.0
                 through December 31, 2003

                   From January 1, 2004                    4.75 to 1.0
                     and thereafter

     B.    Compliance with Section 8.2(b):
           Interest Coverage Ratio

           1.  EBITDA (see Exhibit A attached hereto)        $__________

           2.  Interest Expense                              $__________

           3.  Interest Coverage Ratio (Line 1/ Line 2)      ______:_____


           Maximum Allowed: Line B.3 shall be greater than or equal to:

                          Period                              Ratio
                          ------                              -----

                     From July 1, 2001                     1.85 to 1.0
                through September 30, 2001

                   From October 1, 2001                    2.00 to 1.0
                   through June 30, 2002

                   From October 1, 2002                    2.15 to 1.0
                   through June 30, 2003

                     From July 1, 2003                     2.25 to 1.0
                      and thereafter

     C.    Compliance with Section 8.2(c):
           Working Capital Ratio

           1.  Working Capital                               $___________

           2.  Adjusted Total Senior Debt                    $___________

           3.  Working Capital Ratio (Line 1 / Line 2)       ______:______

                          Period                              Ratio
                          ------                              -----

           From August 3, 2001                             1.75 to 1.0
           through September 30, 2002

           From October 1, 2001 and thereafter             2.00 to 1.0

     D.    Compliance with Section 9.8:  Dividends

           1.  Cumulative Net Income earned after [6/30/99]  $____________

           2.  Line 1 multiplied by 25%                      $____________

           3.  Amount of dividends paid since [6/30/99]      $____________

           4.  Amount Available for new dividends
               (Line 2 - Line 3 if Adjusted Leverage
               Ratio is less than 5.25 to 1.0; otherwise 0)  $____________

     E.    Calculation of Leverage Ratio for determining the "Applicable
           Percentage"

           1.  Adjusted Funded Debt                          $____________

           2.  EBITDA (see Exhibit A attached hereto)        $____________

           3.  Leverage Ratio (Line 1 / Line 2)              ______:______

                                                                       Exhibit A
                                                                   to Schedule 1
                                                               to Exhibit 8.1(c)


                  Calculation Schedule to Officer's Certificate
                            As of __________________


                                    Twelve
1.       EBITDA:                    Months  Quarter  Quarter  Quarter  Quarter
                                    Ended    Ended    Ended    Ended    Ended
                                    ------  -------  -------  -------  -------

Net Income                          _______  _______  _______  _______  _______

- Extraordinary Gains/
  Losses                            _______  _______  _______  _______  _______

+ Interest Expense                  _______  _______  _______  _______  _______

+ Taxes                             _______  _______  _______  _______  _______

+ Depreciation                      _______  _______  _______  _______  _______

+ Amortization                      _______  _______  _______  _______  _______

+ Non-recurring cash charges
   incurred between 10/1/00 and
   12/31/00 in an amount not to
   exceed $7,000,000                _______  _______  _______  _______  _______

= EBITDA                            _______  _______  _______  _______  _______

                                                                 Exhibit 12.3(b)
                                                             to Credit Agreement


                                     FORM OF
                              ASSIGNMENT AGREEMENT

                This Assignment Agreement (this "Assignment") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

                For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swing Line Loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.  Assignor:      ______________________________

2.  Assignee:      ______________________________ [and is an Affiliate/Approved
                   Fund(1)]

3.  Borrower(s):   Wesco Distribution, Inc.
                   Wesco Distribution-Canada, Inc.


4.  Administrative Agent:  Bank of America, N.A., as the U.S. Administrative
                           Agent under the Credit Agreement; and Bank of America Canada, as the Canadian Administrative Agent under the Credit Agreement

5.  Credit Agreement:      The Credit Agreement, dated as of June 29, 1999 among
                           WESCO DISTRIBUTION, INC., a Delaware corporation, as
                           U.S. Borrower, WESCO DISTRIBUTION-CANADA, INC., an
                           Ontario corporation, as Canadian Borrower, WESCO
                           INTERNATIONAL, INC., a Delaware corporation (the
                           "Parent") and certain subsidiaries of the Parent, as Guarantors, the Lenders parties thereto, BANK OF
                           AMERICA, N.A., as U.S. Administrative Agent and U.S.
                           Swingline Lender, BANK OF AMERICA CANADA, as Canadian
                           Administrative Agent and Canadian Swingline Lender, and the Issuing Lenders


--------
(1)   Select as applicable.

6. Assigned Interest:

------------------------------ ------------------------------- ----------------------------- --------------------------
                                         Aggregate
                                         Amount of                      Amount of                   Percentage
                                      Commitment/Loans               Commitment/Loans               Assigned of
      Facility Assigned               for all Lenders                    Assigned               Commitment/Loans(2)
      -----------------               ---------------                    --------               ----------------

      _____________(3)               $________________              $________________            ______________%

      _____________                  $________________              $________________            ______________%

      _____________                  $________________              $________________            ______________%

------------------------------ ------------------------------- ----------------------------- --------------------------


Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]



----------------

(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(3) Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "Revolving Credit Commitment", "Term Loan Commitment", etc.).

The terms set forth in this Assignment are hereby agreed to:

                        ASSIGNOR

                        [NAME OF ASSIGNOR]

                        By: _____________________________
                                     Title:

                        ASSIGNEE

                        [NAME OF ASSIGNEE]

                        By: _____________________________
                                     Title:


[Consented to and](4) Accepted:


BANK OF AMERICA, N.A.,
as a U.S. Administrative Agent, a U.S. Issuing Lender and U.S. Swingline Lender

By: _________________________________
      Title:

BANK OF AMERICA CANADA,
as Canadian Administrative Agent, Canadian
Issuing Lender and Canadian Swingline Lender

By: _________________________________
      Title:



----------------

(4) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[Consented to:](5)

WESCO DISTRIBUTION, INC.

By: _________________________________
      Title:

WESCO DISTRIBUTION-CANADA, INC.

By: _________________________________
      Title:

THE CHASE MANHATTAN BANK,
as a U.S. Issuing Lender

By: _________________________________
      Title:



----------------

(5) To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

                         ANNEX 1 TO ASSIGNMENT AGREEMENT

                          STANDARD TERMS AND CONDITIONS
                            FOR ASSIGNMENT AGREEMENT

                1.   Representations and Warranties.

                1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Credit Documents"), or any collateral thereunder,
(iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or
(iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                1.3 Assignee's Address for Notices, etc. Attached hereto as
Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

                2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument.

Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of New York.

                       SCHEDULE 1 TO ASSIGNMENT AGREEMENT
                             ADMINISTRATIVE DETAILS

   (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)